Exhibit 10.21

12/4/07PR

AMENDMENT/VARIATION OF A PRODUCTION RIGHT

Granted in terms of section 102 of the Mineral and Petroleum Resources Act, 2002

(Act No. 28 of 2002)

12/4/07PR

Protocol No: 9/2021

NOTARIAL DEED OF AMENDMENT/VARIATION OF A PRODUCTION RIGHT

GRANTED IN TERMS OF SECTION 102 OF THE MINERAL AND PETROLEUM RESOURCES DEVELOPMENT ACT, 28 OF 2002

BE IT HEREBY MADE KNOWN:

That on this 17th day of September in the year 2021, before me, Tetyana Lobachova, Notary Public, duly sworn and admitted, residing and practising in the Republic of South Africa in the Western Cape Province of South Africa, and in the presence of the undersigned witnesses, personally came and appeared:

PHINDILE MASANGANE,

the Chief Executive Officer and in her capacity and the duly authorised representative of the South African Agency for Promotion of Petroleum Exploration and Exploitation SOC Limited (hereinafter referred to as the “Agency”); (Registration number: 1999/015715/30), she being duly authorised thereto under and by virtue of a Power of Attorney granted by the Director-General of the Department of Mineral Resources and Energy at Pretoria on the 10th day of June in the year 2021, in terms of the powers delegated by the Minister of Mineral Resources and Energy (“the Grantor”) in terms of section 103(1) of the Mineral and Petroleum Resources Development Act 28 of 2002 (“the Act”), which Power of Attorney has this day been exhibited to me, the Notary, and now remains filed of record in my Protocol; and

Will Fritz

in his capacity as the company's Legal Counsel, and as such, the duly authorised representative of Tetra4 Proprietary Limited, Identification/Registration number:

2005/012157/07

(hereinafter together with his/her/its successors in title and assigns referred to as “the Holder”), the said representative being duly authorised thereto under and by virtue of a Power of Attorney/resolution of directors of the Holder, signed or passed at Johannesburg on the 25th day of August in the year 2021, which power of attorney or certified copy of the resolution has this day been exhibited to me, the notary,

12/4/07PR

and remain filed on record in my protocol with the minutes hereof.

THE GRANTOR AND THE HOLDER DECLARED THAT:

WHEREAS	The State is the custodian of the nation's mineral and petroleum resources in terms of section 3 of the Act;

AND WHEREAS	in terms of clause 30 of the Production Right, the terms of the right may not be amended/varied without the written consent of the Grantor in terms of section 102 of the Act;

AND WHEREAS	the Holder has applied for the substitution of the Social and Labour Plan which forms part of the Production Right;

AND WHEREAS	the Grantor has granted consent for the amendment/variation to the Holder in terms of section 102 of the Act.

NOW THEREFORE THESE PRESENTS WITNESS:

The Grantor hereby grants the variation/amendment of the Production Right executed on the 20th day of September in the year 2012 under Protocol Number 263/2012, registered in the Mineral and Petroleum Titles Registration Office under MPT Number 15/2013, in respect of:

Certain: farms/areas set out in Annexure A to the Production Right

Situated: in the magisterial districts of Ventersburg, Welkom, Odendaalsrus, in the Province of Free State

Measuring: 187427,2189 (one hundred and eighty-seven thousand four hundred and twenty-seven comma two one eight nine) hectares in extent

Is hereby amended/varied by the:

(1)
Substitution of the Social and Labour Plan which is attached as annexure D to the Production Right with the Social and Labour Plan attached hereto as Annexure “A”, which substituted Social and Labour Plan will be reckoned for a further period of five years from the date of notarial execution of this notarial deed of amendment/variation.

12/4/07PR

Thus done and signed at Cape Town on the 17th day of September in the year 2021 in the presence of the undersigned witnesses.